UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01         Regulation FD Disclosure.

On June 26, 2024, DiaMedica Therapeutics Inc. (the “Company”) made available an investor presentation in connection with the announcement of its plans to expand its clinical trials into preeclampsia, a life-threatening, pregnancy-associated, vascular disorder characterized by new onset hypertension with proteinuria, and/or end organ dysfunction (the “Investor Presentation”). The Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this Item 7.01.

Representatives of the Company intend to use the Investor Presentation in connection with presentations at investor conferences, meetings and in other forums. The Company intends to disclose the information contained in the Investor Presentation, in whole or in part, and with updates and possibly modifications, in connection with presentations to investors, analysts and others and on its corporate website.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 hereto is summary information that is intended to be considered in the context of the Company’s United States Securities and Exchange Commission (the “SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item 7.01 and Exhibit 99.1 hereto, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1 hereto.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the United States Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01          Other Events.

On June 26, 2024, the Company announced that it plans to expand its clinical trials into preeclampsia. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management’s current expectations. When used in this Current Report on Form 8-K, the words “anticipates,” “believes,” “look forward,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “hope,” “should,” or “will,” the negative of these words or such variations thereon or comparable terminology, and the use of future dates are intended to identify forward-looking statements and information. The forward-looking statements and information in this Current Report on Form 8-K include statements regarding the Company’s planned clinical expansion into preeclampsia. Such statements and information reflect management’s current view and the Company undertakes no obligation to update or revise any of these statements or information. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, risks and uncertainties relating to the planned clinical expansion into preeclampsia and the planned DM199 Phase 2 trial for preeclampsia; uncertainties relating to the timing of site activations and enrollment, regulatory applications and related filing and approval timelines; the possibility of additional future adverse events associated with or unfavorable results from the ReMEDy2 trial; the possibility of unfavorable results from the Company’s ongoing or future clinical trials of DM199; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; the Company’s plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of acute ischemic stroke and preeclampsia and its expectations regarding the benefits of DM199; the Company’s ability to conduct successful clinical testing of DM199 and within its anticipated parameters, enrollment numbers, costs and timeframes; the adaptive design of the ReMEDy2 trial and the possibility that the targeted enrollment and other aspects of the trial could change depending upon certain factors, including additional input from the FDA and the blinded interim analysis; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of COVID-19, hospital and medical facility staffing shortages, and worldwide global supply chain shortages on the Company’s business and clinical trials, including its ability to meet its site activation and enrollment goals; the Company’s reliance on collaboration with third parties to conduct clinical trials; the Company’s ability to continue to obtain funding for its operations, including funding necessary to complete current and planned clinical trials and obtain regulatory approvals for DM199 for acute ischemic stroke and preeclampsia, and the risks identified under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, quarterly report on Form 10-Q for the quarterly period ended March 31, 2024, and subsequent reports filed with the U.S. Securities and Exchange Commission. The forward-looking information contained in this Current Report on Form 8-K represents the Company’s expectations as of the date of this Current Report on Form 8-K and, accordingly, is subject to change after such date. Readers should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While the Company may elect to, it does not undertake to update this information at any particular time except as required in accordance with applicable laws.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation issued by DiaMedica Therapeutics Inc. on June 26, 2024 (furnished herewith)

99.2	Press Release dated June 26, 2024 announcing clinical expansion into preeclampsia

104	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

	By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Date: June 26, 2024